Offerings - Offering: 1	Sep. 29, 2025 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(a)	true
Security Type	Equity
Security Class Title	Common
Amount Registered | shares	16,158,783
Proposed Maximum Offering Price per Unit	1.00
Maximum Aggregate Offering Price	$ 16,158,783.00
Fee Rate	0.01531%
Amount of Registration Fee	$ 2,473.91
Offering Note	(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(a).